March 31, 1999

                                 [LOGO TO COME]

BT Mutual Funds

Institutional
International
Equity Fund
Semi-Annual Report

TRUST: BT INSTITUTIONAL FUNDS

INVESTMENT ADVISOR: BANKERS TRUST COMPANY

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International Equity Fund
Table of Contents
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Letter to Shareholders........................................  3
International Equity Fund
   Statement of Assets and Liabilities........................  7
   Statement of Operations....................................  8
   Statements of Changes in Net Assets........................  9
   Financial Highlights....................................... 10
   Notes to Financial Statements.............................. 11

International Equity Portfolio
  Schedule of Portfolio Investments........................... 13
  Statement of Assets and Liabilities......................... 15
  Statement of Operations..................................... 16
  Statements of Changes in Net Assets......................... 17
  Financial Highlights........................................ 17
  Notes to Financial Statements............................... 18

--------------------------------------------------------------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
--------------------------------------------------------------------------------

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International Equity Fund
Letter to Shareholders
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We are pleased to present you with this semi-annual report for the Institutional
International Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook, as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY

World markets in general rebounded sharply from last summer's painful sell-off.

o Unexpected interest rate reductions by the U.S. Federal Reserve Board relieved emerging market tensions.

o Congressional approval of International Monetary Fund (IMF) rescue funds for Brazil was seen as helpful in restoring confidence.

o Initial pessimism that Japan would endure a deep and prolonged recession took the Nikkei index to 13 year lows. But even there, the subsequent flow of restructuring announcements by Japanese corporations combined with bank capital injections led foreign investors to return to Japan despite anemic economic conditions.

o Emerging markets as a whole reversed their sharp losses of the previous half-year, staging a broad recovery as a result of a more favorable interest rate environment and evidence that economic conditions have bottomed, particularly in Asia.

Europe

European markets shook off their poor performance for the prior six month period by rising 16.4% during the half year ended March 31, 1999.

o Interest rate cuts led to a rebound in continental markets as the launch of the new European currency gained support from investors.

o Euromarkets responded with trepidation when then German Finance Minister Oskar Lafontaine feuded publicly with the newly-established European Central Bank (ECB), suggesting that politics would interfere with the bank's independence. His subsequent resignation allowed the ECB to move toward a more accommodating stance.

o France led core equity markets with a 19.8% gain in U.S. dollar terms, followed by the United Kingdom with 19.3% as Germany lagged with 2.1%.

o The continent's periphery delivered strong performance with the Nordic leaders Finland and Sweden up 67.5% and 21.2%, respectively. Other market leaders included Italy with 23.5%, Ireland 22.8% and Spain 19.4%.

Asia

Despite renewed and unprecedented foreign buying, the Nikkei index ended the Japanese fiscal year on March 31, 1999 at the worst close seen in 13 years and its fourth consecutive closing low.

o Still, Japanese stocks rose 42.4% during the semi-annual period with the sharp appreciation of the yen accounting for nearly half of the gains.

o Indeed, the yen appreciated a staggering 16% over just one 36-hour period as hedge fund managers covered short positions and domestic investors repatriated foreign funds.

o Investors responded to a Tankan survey indicating improved business sentiment while choosing to ignore the bleak prospects implied by the underlying numbers.

 Ten Largest Stock Holdings           % of Net Assets
 Telecom Italia SPA (Telecommunications)       2.19%
 Unicredito Italiano SPA (Finance)             1.93%
 Canal Plus (Television)                       1.85%
 Societe Generale d'Entreprises SA
 (Engineering and Construction)                1.79%
 Suez-Lyonnaise Des Eaux (Utility)             1.73%
 Vivendi (Utility)                             1.65%
 Fomento de Construcciones y Contratas, SA
 (Building and Construction)                   1.63%
 Banca Commerciale Italia (Banks)              1.56%
 Vodafone Group PLC
 (Telecommunications)                          1.54%
 Koninklijke Ahold NV (Retail--Food)           1.49%

Asia ex-Japan markets experienced a stunning recovery after the massive declines seen previously. The initial surge was based on:

o lower interest rates globally and particularly in Asia where rates dropped to pre-crisis levels

o  sustained strengthening of the yen

o  signs that some economies like Thailand and South Korea are bottoming, and

o short-covering by hedge funds as those funds experienced their own credit crunch.

After initial nervousness during the corporate results season and short-term resumption of yen weakness, the rally continued into the first quarter of 1999. Fears of an imploding yen subsided as the equity market focused on positives, including:

o  Japan's reflation efforts and restructuring initiatives

o interest rates that continued to fall in Asia, despite the backup in U.S. bond yields

o more signs of regional recovery, such as positive growth in industrial output, bottoming retail sales, and resumption of import growth for the crisis countries.

Other Markets

After an extended period of underperformance, emerging markets as a whole surprised investors by delivering unusually strong performance during the six months ended March 31, up 32.7% in U.S. dollar terms, outpacing even the S&P 500 Index's return of 27.3%.

Reflecting recognition that the emerging market crises over the past two years are nearing an end, Latin American markets returned 24.1%. This strong performance was powered primarily by Mexico's 44.0% gain. Even Brazil's equity market index delivered a 6.1% return, despite initiating the most recent emerging market crisis with its January 1999 currency devaluation. Confidence in the Latin American region was buoyed by:

o  lower than expected inflation in Brazil and Mexico

o the appointment of an ex-Wall Street fund manager as Brazil's Central Bank governor

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International Equity Fund
Letter to Shareholders
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o  declining interest rates in the region

o  firming oil and commodity prices, and

o  surprisingly strong growth in the U.S. economy.

Emerging Europe was even more impressive, up 43.6% for the semi-annual period. Interestingly, the worst hit markets from the previous year experienced the largest rebounds, with Russia and Turkey up 174.7% and 58.4%, respectively. Greece, still on track to join European economic and monetary union (EMU) in 2001, returned 40.0%. Hungary and Poland during these six months gave back part of their early gains due to currency pressures and concerns over deteriorating current account deficits.

INVESTMENT REVIEW

During the Fund's semi-annual period, we maintained our preference toward continental European equities, favoring smaller equity markets over most of the region's larger markets. While remaining underweight in the United Kingdom as compared with the MSCI EAFE benchmark, we increased the Fund's exposure to about 15.5%, equal to its overweight position in France. Similarly, although we increased investment in Japan to 8.25% of the portfolio, the Fund remains significantly underweight relative to the nearly 23% benchmark weighting. Excellent opportunities in emerging markets prompted us to take the Fund's emerging market position to 4.5%.

Europe continues to offer the most attractive valuations and performance potential in the Fund's equity universe. Many of the Fund's holdings are beneficiaries of the restructuring and consolidation underway in specific industries as well as of the economic growth we will likely witness as part of European economic and monetary union.

In the U.K., we added several stocks to the Fund's portfolio. These included the world's most efficient steel producer, British Steel, and automation engineering leader BTR-Siebe. We purchased shares in retailer Marks & Spencer and media bellwether Pearson to capture strong consumer demand. We purchased ferry and cruise line operator P&O and Sema Group, one of the world's leading information technology companies, and we sold oil & gas exploration firm Soco International. Exciting opportunities in telecommunications stocks led to additional purchases of Vodafone Group, which recently bid for U.S. cellular giant AirTouch Communications, and cable television/telephony firm Telewest.

The consumer-led recovery in France highlighted several stocks to which we increased the Fund's exposure or added outright. For example, we added to the portfolio's holdings in media company Canal Plus and bought food retailing giant Carrefour. We increased the Fund's weighting in data networker Equant, took profits in CAD/CAM software developer Dassault Systemes, and trimmed construction company Eiffage. We sold positions in automaker Renault on concerns over the impact of their investment in Nissan Motors, and in pharmaceutical/ chemical company Rhone-Poulenc, preferring to retain Hoechst, Rhone-Poulenc's merger partner in Aventis. We made significant additions to the Fund's positions in the integrated oil firm Total and urban service and communications company Vivendi.

Elsewhere among core European markets, we were also actively buying and selling.

o Germany - We bought Deutsche Telecom, one of the world's largest telecommunications companies and domestic retailer Metro. Weak demand in international markets led to the sale of athletic shoemaker Adidas-Salomon. We added to positions in insurer Allianz and regional bank Bayerische Hypo-und Vereinsbank on weakness as well as to recently merged global car manufacturer DaimlerChrysler. Volkswagen was sold on revenue concerns and management's intention to raise capital, and air carrier Lufthansa was sold on light demand. We purchased restructuring chemical/life sciences company Hoechst and industrial handling firm Linde, while trading out of utility conglomerate Viag.

o The Netherlands - We increased existing positions in food retailer Ahold, took profits in telecom company KPN, and added new positions in consumer electronics leader Philips and temporary employment firm Vedior.


 Periods ended March 31, 1999             Cumulative Total Returns                  Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------
                                   Past 6          Past 1             Since            Past 1             Since
                                   months           year           inception            year            inception
-------------------------------------------------------------------------------------------------------------------
 BT Institutional International
  Equity Fund(1) (inception 4/1/97)
  Class I                          12.23%          (2.60)%           33.44%           (2.60)%           15.57%
  Class II                         12.07%          (1.90)%           34.59%           (1.90)%           16.07%
-------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
  International ("MSCI")
  EAFE Index(2)                    22.34%           6.06%            25.80%            6.06%            12.16%
-------------------------------------------------------------------------------------------------------------------
 Lipper International Equity
  Funds Average(3)                 18.22%           0.02%            19.54%            0.02%             9.18%

-----------

(1) Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Indexes are unmanaged, and investments cannot be made in an index. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

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International Equity Fund
Letter to Shareholders
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                    Diversification of Portfolio Investments
                         By Country as of March 31, 1999
                      (percentages are based on net assets)

The printed document contains a pie chart depicting the following percentages:

Sweden 4%

Other(1) 13%

Australia 3%

United Kingdom 16%

Ireland 3%

France 16%

Germany 7%

Switzerland 5%

Spain 7%

Portugal 2%

Netherlands 6%

Japan 8%

Italy 10%

--------

(1) Includes countries with weightings of less than 2%.

o Switzerland - With signs of recovery evident, we returned Credit Suisse to the portfolio, trimmed telephone company Swisscom after sizable gains, and added to an existing position in financial company UBS.

Although slightly lighter than in the past, we continue to maintain an emphasis on Europe's smaller markets.

o Italy - We increased the Fund's exposure to Italy's quickly consolidating banking sector through Banca Popolare di Bergamo, Banca Popolare di Milano and Banca Commerciale Italiana, while taking profits in privatizing Banca Nazionale del Lavoro.

o Spain - We sold the Fund's position in Banco Popular, added Banco Central Hispanoamericano, whose excellent management will operate the new BSCH formed by a merger with Banco Santander, and enlarged our positions in Argentaria and Telefonica.

o Portugal - We reduced the portfolio's exposure to this market through the sale of Cimentos de Portugal and Electridade de Portugal and a trim of Telecel, the cellular operator.

o Sweden - We increased exposure to strong cyclical companies with machinery maker Atlas Copco as well as to two firms with excellent exposure to the U.S., namely appliance manufacturer Electrolux and paper and packaging company SCA. We also purchased leading telecom equipment maker Ericsson and money center bank Skandinaviska Enskilda Banken. Sweden is on a probable EMU convergence path.

o Finland - We sold crane maker KCI, cellular handset manufacturer Nokia, food company Raisio and telecom provider Sonera, while adding pulp & paper company UPM-Kymmene.

o Ireland - We added to the portfolio's holdings in Bank of Ireland and ESAT Telecom, while building materials company CRH was trimmed.

We added several new names in Japan in key sectors we believe to be insulated from a weak domestic economy. These included Subaru car maker Fuji Heavy, computer giant Fujitsu, household products manufacturer Kao, and electronic components leader Murata. We sold Nintendo and began selling Fuji Photo Film on weaker earnings prospects.

With signs evident that recovery and restructuring is underway, we re-entered Asia ex-Japan, focusing on South Korea, Singapore, Hong Kong, and to a minor extent, Thailand. Financial and property companies such as Overseas Chinese Bank, Shinhan Bank, Samsung Securities, Thai Farmers Bank, Bangkok Bank, and Sun Hung Kai Properties should benefit from the sharp contraction in local interest rates and the peaking of bad debts. Preferred holdings in the technology sector include Samsung Electronics, South Korea's DRAM producer, and Natsteel Electronics, Singapore's contract manufacturer. China Telecom, the dominant cellular service provider in southern China, prospers from sharply growing demand. Other purchases include conglomerate Hutchison Whampoa, Korea Electric Power, and Pohang Iron & Steel. In Australia, we added to the Fund's holding in diversified industrial company Brambles and switched out of insurer AMP in favor of Westpac Bank.

Favorable domestic developments in Latin America highlighted attractive valuations in the region even amidst the Brazilian crisis. In Mexico, we purchased media company Grupo Televisa and telecom leader Telmex, which, in our opinion, offer ample cost efficiency and growth opportunities. We also added Brazilian telecom holding company Telebras for its resilient position in the post-devaluation environment.

In emerging Europe, we trimmed portfolio exposure to Greece and Poland on valuation grounds. Still, we find these markets attractive long term for future European economic and monetary union convergence.

MANAGER OUTLOOK

We continue to believe that economic and monetary union (EMU) provides an unprecedented catalyst for European earnings and for industrial consolidation. Recent interest rate cuts offer a benign environment for consumers and an attractive source of capital for the corporate sector. Heightened merger and acquisition activity, both domestically and cross border, further underscores attractive valuations and the need to meet competitive pressures with innovative strategies. However, optimism near term must be tempered by the crisis in Kosovo. A prolonged military engagement, beyond the human hardship, could undermine consumer confidence and be detrimental to stability and growth in the region.

We remain highly doubtful that Japan's economy has bottomed and that restructuring of a significant nature is underway. Recent announcements that the corporate sector has embraced the need to cut costs, particularly through headcount reductions, appear spurious at best. Indeed, the majority of restructuring plans have been of a vague nature spanning several years to implement fully and involving attrition rather than more pro-active measures. We believe that government spending to bolster ailing banks is not only wasteful, it preserves and rewards poorly managed institutions at the expense of those which have operated responsibly. It is difficult to find conviction in an environment where consumer confidence is falling

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International Equity Fund
Letter to Shareholders
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from already low levels, unemployment is rising from post-war highs, and thinly-focused stimulus measures are intended to serve political rather than economic needs.

Confidence has returned to Asia ex-Japan markets as these economies begin to bottom and attract capital. European and North American investors have quickly supplanted Japanese investment into the region, indirectly through security purchases and directly through acquisition of real assets. We remain optimistic for the region despite ongoing concerns over the Japanese economy and currency. We believe Asian reflation will continue due to strong liquidity resulting from expansionary monetary policy, large current account surpluses, and increasing capital inflows. Restructuring at the macro and micro levels will likely provide profitability improvements even if overall global growth is weak.

In short, worldwide financial markets have become more risk tolerant with cyclicals and emerging markets performing again. While the global economic environment is not ideal, what is important is that global liquidity is strong, OECD GDP upgrades have begun to come through, and commodity prices have bottomed.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We value your support of the BT Institutional International Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

/s/ Michael Levy, Robert Reiner and Julie Wang
    ------------------------------------------
    Michael Levy, Robert Reiner and Julie Wang
             Portfolio Managers of the
          International Equity Portfolio
                   March 31, 1999

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in the BT Institutional International Equity Fund - Class I and Class II, with the MSCI EAFE Index since April 1, 1997.

                          Total Return for the Periods
                             Ended March 31, 1999(3)

  Class I           Class II
Since 4/1/97(1)   Since 4/1/97(1)
  15.57%(2)          16.07%(2)
 One Year           One Year
  (2.60)%            (1.90)%

(1) The Fund's inception date.
(2) Annualized
(3) Unaudited

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The printed document contains a line graph depicting the following plot points:

BT Institutional International Equity Fund - Class I - $13,344
MSCI EAFE Index - $12,580
April-97 10000    10000
Jun-97   11298    11238
Sep-97   11860    11218
Sep-98   11890    10283
Mar-99   13344    12580

BT Institutional International Equity Fund - Class II - $13,459
MSCI EAFE Index - $12,580
April-97 10000    10000
Jun-97   11298    11238
Sep-97   11860    11218
Sep-98   11890    10283
Mar-99   13459    12580

Past performance is not indicative of future performance. The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
International Equity Fund
Statement of Assets and Liabilities March 31, 1999 (unaudited)
--------------------------------------------------------------------------------
Assets
   Investment in International Equity Portfolio, at Value ..............   $ 848,911,046
   Receivable for Shares of Beneficial Interest Subscribed .............      13,945,350
   Prepaid Expenses and Other ..........................................          26,016
                                                                           -------------
Total Assets ...........................................................     862,882,412
                                                                           -------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed ..................       1,019,156
   Accrued Expenses and Other ..........................................           9,225
Due to Bankers Trust ...................................................         193,183
                                                                           -------------
Total Liabilities ......................................................       1,221,564
                                                                           -------------
Net Assets .............................................................   $ 861,660,848
                                                                           =============
Composition of Net Assets
   Paid-in Capital .....................................................   $ 844,395,291
   Undistributed Net Investment Income .................................         480,018
   Accumulated Net Realized Loss from Investment, Option, Foreign
     Currency, Forward Foreign Currency and Foreign Futures Transactions     (50,875,208)
   Net Unrealized Appreciation on Investment, Foreign Currency
     and Forward Foreign Currency Contracts ............................      67,660,747
                                                                           -------------
Net Assets .............................................................   $ 861,660,848
                                                                           =============
Net Asset Value, Offering and Redemption Price Per Share
  (net assets divided by shares outstanding)
Class I(1) .............................................................   $       13.25
                                                                           =============
Class II(2) ............................................................   $       13.35
                                                                           =============

---------------

(1) Net asset value, redemption price and offering price per share (based on net assets of $788,459,745 and 59,490,693 shares of beneficial interest outstanding and .001 par value, unlimited number of shares of beneficial interest authorized).

(2) Net asset value, redemption price and offering price per share (based on net assets of $73,201,103 and 5,482,406 shares of beneficial interest outstanding and .001 par value, unlimited number of shared beneficial interest authorized).

                       See Notes to Financial Statements.

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International Equity Fund

Statement of Operations For the six months ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Income Allocated from International Equity Portfolio, net ............................   $  1,205,357
                                                                                            ------------
Expenses
   Administration and Services Fees-- Class I ...........................................      1,376,386
   Administration and Services Fees-- Class II ..........................................        148,277
   Registration Fees-- Class I ..........................................................         28,956
   Registration Fees-- Class II .........................................................          1,542
   Professional Fees ....................................................................          7,902
   Trustees Fees ........................................................................          2,139
   Miscellaneous ........................................................................         18,324
                                                                                            ------------
   Total Expenses .......................................................................      1,583,526
   Less Expenses absorbed by Bankers Trust -- Class I ...................................       (571,937)
        Expenses absorbed by Bankers Trust -- Class II ..................................        (34,845)
                                                                                            ------------
      Net Expenses ......................................................................        976,744
                                                                                            ------------
Net Investment Income ...................................................................        228,614
                                                                                            ------------
Realized and Unrealized Gain (Loss) on Investment, Option, Foreign Currency,
  Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Loss from:
      Investment Transactions ...........................................................     (2,485,933)
      Options Transactions ..............................................................     (1,593,146)
      Foreign Currency Transactions .....................................................       (214,375)
      Forward Foreign Currency Transactions .............................................     (5,128,545)
      Foreign Futures Transactions ......................................................     (9,615,720)
   Net Change in Unrealized Appreciation/Depreciation on Investment, Foreign Currency and
      Forward Foreign Currency Contracts ................................................     89,758,528
                                                                                            ------------
Net Realized and Unrealized Gain on Investment, Option, Foreign Currency,
   Forward Foreign Currency and Foreign Futures Contracts ...............................     70,720,809
                                                                                            ------------
Net Increase in Assets from Operations ..................................................   $ 70,949,423
                                                                                            ============

                       See Notes to Financial Statements.

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International Equity Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the Six          For the
                                                                               Months Ended        Year Ended
                                                                             March 31, 1999(1)  September 30, 1998
                                                                             ----------------- ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ...................................................   $     228,614    $   5,164,700
   Net Realized Loss from Investment, Option, Foreign Currency,
     Forward Foreign Currency and Foreign Futures Transactions .............     (19,037,719)     (16,559,316)
   Net Change in Unrealized Appreciation/Depreciation on Investment, Option,
      Foreign Currency and Forward Foreign Currency Contracts ..............      89,758,528      (23,262,874)
                                                                               -------------    -------------
Net Increase (Decrease) in Net Assets from Operations ......................      70,949,423      (34,657,490)
                                                                               -------------    -------------
Distributions to Shareholders
   Net Investment Income
     Class I ...............................................................      (4,876,459)            --
     Class II ..............................................................        (238,402)            --
                                                                               -------------    -------------
Total Distribution .........................................................      (5,114,861)            --
                                                                               -------------    -------------
Capital Transactions in Shares of Beneficial Interest
   Net Increase Resulting from Class I Shares ..............................     166,446,043      548,604,135
   Net Increase Resulting from Class II Shares .............................      64,467,433          189,409
                                                                               -------------    -------------
Net Increase from Capital Transactions in Shares of Beneficial Interest ....     230,913,476      548,793,544
                                                                               -------------    -------------
Total Increase in Net Assets ...............................................     296,748,038      514,136,054
Net Assets
Beginning of Period ........................................................     564,912,810       50,776,756
                                                                               -------------    -------------
End of Period (including undistributed net investment income of $480,018 and
   $5,366,265, respectively) ...............................................   $ 861,660,848    $ 564,912,810
                                                                               =============    =============

-----------
(1) Unaudited

                       See Notes to Financial Statements.

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International Equity Fund
Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the International Equity Fund.


                                                  Class I Shares                       Class II  Shares
                                            ------------------------------------------------------------------------------
                                              For the              For the Period   For the                For the Period
                                            Six Months    For the  April 1, 1997(1) Six Months   For the   April 1, 1997(1)
                                              Ended     Year Ended     through       Ended      Year Ended    through
                                            March 31,    Sept. 30,    Sept. 30,    March 31,    Sept. 30,   Sept. 30,
                                              1999(4)      1998         1997        1999(4)        1998        1997
                                            ---------   ---------- --------------- -----------  ---------- --------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period.......  $  11.89    $  12.24      $ 10.00      $ 12.01       $12.25      $10.00
                                             --------    --------      -------      -------       ------      ------
Income from Investment Operations
   Net Investment Income (Expenses in
     Excess of Investment Income)..........      0.00(3)     0.10         0.00(3)     (0.09)        0.14        0.04
   Net Realized and Unrealized Gain (Loss)
     on Investment, Option, Foreign Currency,
     Forward Foreign Currency and
     Foreign Futures Contracts.............      1.46       (0.45)        2.24         1.54        (0.38)       2.21
                                             --------    --------      -------      -------       ------      ------
Total from Investment Operations...........      1.46       (0.35)        2.24         1.45        (0.24)       2.25
                                             --------    --------      -------      -------       ------      ------
Distributions to Shareholders
   Net Investment Income...................     (0.10)         --           --        (0.11)          --         --
   Net Realized Gains......................        --          --           --           --           --         --
                                             --------    --------      -------      -------       ------      ------
Total Distributions........................     (0.10)         --           --        (0.11)          --         --
                                             --------    --------      -------      -------       ------      ------
Net Asset Value, End of Period.............    $13.25      $11.89       $12.24       $13.35       $12.01      $12.25
                                             ========    ========      =======      =======       ======      ======
Total Investment Return....................     12.23%      (2.86)%      22.40%       12.07%       (1.96)%     22.50%
Supplemental Data and Ratios:
   Net Assets, End of Period
     (000s omitted)........................  $788,460    $556,180      $42,566      $73,201       $8,733      $8,211
   Ratios to Average Net Assets:
      Net Investment Income................      0.08%(2)    1.40%        0.20%(2)    (0.16)%(2)    1.89%       0.85%(2)
      Expenses, Including Expenses of the
        International Equity Portfolio.....      0.95%(2)    0.95%        0.95%(2)     1.25%(2)     0.75%       0.80%(2)
      Decrease Reflected in Above Expense
        Ratio Due to Absorption
        of Expenses by Bankers Trust.......      0.27%(2)    0.32%        0.67%(2)     0.27%(2)     0.36%       0.64%(2)

--------------

(1) Commencement of operations
(2) Annualized
(3) Less than $.01
(4) Unaudited

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
Note 1--Organization and Significant Accounting Policies

A. Organization

BT Institutional Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on March 26, 1990, as a business trust under the laws of the Commonwealth of Massachusetts. The International Equity Fund (the "Fund") is offered to investors by its respective Trust.

The Fund offers two classes of shares to investors: Class I and Class II shares (the "Classes"). Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.

The Class I and Class II shares commenced operations and began offering shares of beneficial interest on April 1, 1997.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1999, the Fund's investment was approximately 32% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation

Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income

The Fund's income, net of expenses, is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

D. Organizational Expenses

Costs incurred by the Fund in connection with its organization and initial registration is being amortized over a five-year period.

E. Distributions

It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually to the extent they are not offset by any capital loss carryforwards. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date.

F. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code and distribute substantially all of its income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has capital loss carryover of $1,302,651 and $599,872 expiring 2005 and 2006, respectively. In addition the Fund has deferred post October currency losses of $3,818,000 and post October capital losses of $29,934,965 to the current year.

G. Other

The Trust accounts separately for the assets, liabilities and operations of each Fund and each Class. Expenses directly attributable to each Fund or Class are charged to that Fund or Class, while expenses, which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .40% and .70% of average daily net assets for Class I and Class II, respectively. Prior to August 13, 1998, the Administrative and Service Fee for Class II was 0.15% of average daily net assets.

ICC Distributors, Inc., a member of the Forum Group of Companies, provides distribution services to the Fund.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of each Class of Shares, to the extent necessary, to limit all expenses as follows: International Equity Fund Class I shares to 0.25 of 1% of the average daily net assets of the Class, excluding expenses of the Portfolio and
 .95% of the average daily net assets of the Class, including expenses of the Portfolio; International Equity Fund Class II shares to .55% of the average daily net assets of the Class, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Class, including expenses of the Portfolio. Prior to August 13, 1998, Bankers Trust voluntarily waived and reimbursed expenses for Class I at a rate of 0.30% of the average daily net assets of the Class, excluding expenses of the Portfolio and 0.95% of the average daily net assets of the Class, including expenses of the Portfolio; Class II at a rate of 0.15% of the average daily net assets of the Class, excluding expenses of the Portfolio, and 0.80% of the average daily net assets of the Class, including expenses of the Portfolio.

--------------------------------------------------------------------------------
International Equity Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Shares of Beneficial Interest

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                 Class I Shares             Class I Shares
               For the Six Months            For the Year
              Ended March 31, 1999(1)   Ended September 30, 1998
              ---------------------------------------------------
                Shares        Amount       Shares       Amount
              -----------  ------------ -----------  ------------
Sold           32,377,519  $427,349,940  62,156,856  $797,499,509
Reinvested        184,582     2,637,345          --            --
Redeemed      (19,848,221)  263,541,242 (18,857,253) (248,895,374)
              -----------  ------------ -----------  ------------
Net Increase   12,713,880  $166,446,043  43,299,603  $548,604,135
              ===========  ============ ===========  ============

                 Class II Shares            Class II Shares
               For the Six Months            For the Year
              Ended March 31, 1999(1)   Ended September 30, 1998
              ---------------------------------------------------
                Shares        Amount       Shares       Amount
              -----------  ------------ -----------  ------------
Sold            6,146,321  $ 86,724,652     727,688  $  9,444,662
Reinvested        277,037       236,766          --            --
Redeemed       (1,668,248)   22,493,985    (670,710)   (9,255,253)
              -----------  ------------ -----------  ------------
Net Increase    4,755,110  $ 64,467,433      56,978  $    189,409
              ===========  ====---===== ===========  ============

----------
1 Unaudited

Note 4--Risks of Investing in Foreign Securities

The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Portfolio
Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

  Shares                   Description                                  Value
  ------                   -----------                                  -----
              COMMON STOCKS - 99.1%
              Australia - 2.9%
  1,030,200   Brambles Industries(2) (Transportation) ............   $26,078,151
  2,862,234   Cable Wireless Optus Ltd.(1)
                (Telecommunications) .............................     6,633,528
  2,087,600   TABCORP Holdings Ltd. (Leisure Related) ............    15,819,833
  1,567,600   Telstra Corp. Ltd. (Telecommunications) ............     8,171,950
  2,910,000   Westpac Banking Corp. Ltd.(2) (Banks) ..............    21,133,147
                                                                     -----------
                                                                      77,836,609
                                                                     -----------
              Austria - 0.7%
    388,787   Erste Bank Common (Banks) ..........................    19,727,519
                                                                     -----------
              Botswana - 0.2%
  5,817,600   Sechaba Breweries Ltd. (Brewery) ...................     6,295,894
                                                                     -----------
              Brazil - 0.4%
    132,500   Telebras (Telecommunications) ......................    10,682,812
                                                                     -----------
              Canada - 1.8%
    448,500   Northern Telecom Ltd.(1)
                (Telecommunications) .............................    27,868,191
  1,070,000   Rogers Communication B(1)
                (Telecommunications) .............................    19,379,958
                                                                     -----------
                                                                      47,248,149
                                                                     -----------
              Finland - 1.2%
    433,800   Helsinki Telecom (Telecommunications) ..............    21,215,371
    149,250   KCI Konecranes Intl. PLC(2) (Manufacturing) ........     5,156,170
    245,160   UPM-Kymmene Corp. (Paper) ..........................     6,775,673
                                                                     -----------
                                                                      33,147,214
                                                                     -----------
              France - 16.3%
    709,100   Alstom(1) (Machinery) ..............................    21,052,470
    245,700   AXA-UAP (Insurance) ................................    32,573,648
    229,400   Banque Nationale de Paris (Banks) ..................    19,961,415
    167,500   Canal Plus(2) (Television) .........................    49,096,159
     27,400   Carrefour Supermarche SA (Retail-Food) .............    21,120,863
     76,194   Eiffage (Building and Construction) ................     5,042,479
    408,000   Equant N.V.(1) (Computer Services) .................    31,009,567
    612,021   Neopost SA(1) (Machinery) ..........................     9,844,994
    403,055   SEITA (Tobacco) ....................................    27,391,948
  1,006,520   Societe General d'Entreprises SA
              (Engineering and Construction) .....................    47,377,460
    106,776   Societe Generale Paris (Banks) .....................    20,519,016
    247,600   Suez Lyonnaise Des Eaux (Utility) ..................    45,816,756
    321,100   Total SAB (Oil-International) ......................    39,553,856
    144,630   Unibail (Real Estate) ..............................    18,112,536
    178,200   Vivendi (Utility) ..................................    43,844,478
                                                                     -----------
                                                                     432,317,645
                                                                     -----------
              Germany - 7.3%
     86,500   Allianz AG (Insurance) .............................    26,334,683
    544,050   Bayerische Hypo-Und Vereinsbank AG(2)
                (Banks) ..........................................    32,539,543
    315,919   Daimler-Chrysler AG (Autos and Trucks) .............    27,489,932
    748,200   Hoechst AG(2) (Chemical-Specialty) .................    32,431,432
     24,400   Linde AG(2) (Engineering) ..........................    13,935,045
    278,400   Mannesmann AG (Machinery) ..........................    35,556,324
    388,629   Metro AG (Retail) ..................................    24,322,117
                                                                     -----------
                                                                     192,609,076
                                                                     -----------



  Shares                   Description                                  Value
  ------                   -----------                                  -----
              Greece - 1.0%
    202,000   Alpha Credit Bank (Banks) ..........................   $13,403,002
    298,121   Hellenic Telecommunication Organization
                SA (Telecommunications) ..........................     7,229,296
    192,640   Panafon SA(1) (Telecommunications) .................     4,999,418
                                                                     -----------
                                                                      25,631,716
                                                                     -----------
              Hong Kong - 1.2%
  7,658,000   China Telecommunications(1,2)
                (Telecommunications) .............................    12,747,522
    663,000   Hutchison Whampoa Ltd. (Diversified) ...............     5,218,721
  1,757,400   Sun Hung Kai Properties Ltd. (Real Estate) .........    13,152,834
                                                                     -----------
                                                                      31,119,077
                                                                     -----------
              Hungary - 0.4%
    252,829   Otp Bank Rt. (Banks) ...............................     9,792,012
                                                                     -----------
              India - 0.0%
        975   NIIT Ltd. (Computer Software) ......................        43,086
                                                                     -----------
              Ireland - 3.2%
  1,816,300   Bank of Ireland (Finance) ..........................    38,041,023
  1,902,870   CRH PLC (Materials-Frgn.) ..........................    32,848,872
    315,600   Esat Telecom Group PLC ADR
                (Telecommunications) .............................    13,215,750
                                                                     -----------
                                                                      84,105,645
                                                                     -----------
              Italy - 10.1%
    805,925   Assicurazioni Generali (Insurance) .................    32,279,843
  5,060,800   Banca Commerciale Italiana(2) (Banks) ..............    41,523,662
    793,500   Banca Popolare di Bergamo(2) (Banks) ...............    20,131,571
  2,188,400   Banca Popolare di Milano (Banks) ...................    20,389,209
    168,950   Ducati Motor Holding SPA(1) (Manufacturing) ........       494,300
  4,237,300   ENI SPA (Oil-International) ........................    26,990,076
     37,600   ENI SPA ADR (Oil-International) ....................     2,373,500
 10,488,800   Parmalat Finanziaria SPA(2) (Food/Dairy Products) ..    14,947,295
  5,467,500   Telecom Italia SPA(2) (Telecommunications) .........    58,082,696
  9,505,900   Unicredito Italiano SPA (Finance) ..................    51,312,848
                                                                     -----------
                                                                     268,525,000
                                                                     -----------
              Japan - 8.3%
  1,927,000   Fujitsu Ltd.(2) (Electronics) ......................    30,947,851
  4,111,000   Fuji Heavy Industry(2) (Autos and Trucks) ..........    25,444,254
  1,454,600   Kao Corp.(2) (Cosmetics and Toiletries) ............    32,118,374
    494,000   Murata Manufacturing Co. Ltd.
                (Electrical Equipment) ...........................    26,278,814
     32,500   Nippon Telegraph & Telephone Corp.
                (Telecommunications) .............................    31,833,150
      5,270   Ntt Docomo (Telecommunications) ....................    26,031,833
    696,900   Takeda Chemical Industries
                (Pharmaceuticals) ................................    27,009,803
    630,000   Yamanouchi Pharmaceutical Co. Ltd.
                (Pharmaceuticals) ................................    19,948,493
                                                                     -----------
                                                                     219,612,572
                                                                     -----------
              Mexico - 0.6%
    334,200   Grupo Televisa SA GDR(1) (Broadcasting) ............    10,485,525
     68,100   Telefonos de Mexico SA ADR
                (Telecommunications) .............................     4,460,550
                                                                     -----------
                                                                      14,946,075
                                                                     -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio
Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

  Shares                   Description                                  Value
  ------                   -----------                                  -----

              Netherlands - 5.9%
    387,661   Benckiser NV B Shares(2)
                (Soaps and Toiletries) ...........................   $21,742,052
    636,584   ING Groep NV (Finance) .............................    35,084,423
  1,035,000   Koninklijke Ahold NV (Retail-Food) .................    39,667,203
    652,248   Nutreco Holding NV (Foods) .........................    26,863,969
    246,500   Philips Electronics NV
                (Consumer Goods) .................................    20,078,860
    615,600   Vedior Nv CVA (Miscellaneous) ......................    14,255,708
                                                                     -----------
                                                                     157,692,215
                                                                     -----------
              Poland - 0.3%
  1,357,193   Telekom Polska GDR(1) (Telecommunications) .........     7,369,558
                                                                     -----------
              Portugal - 2.3%
    670,400   Banco Comercial Portugues, SA (Banks) ..............    20,265,388
    496,600   BPI - SGPS, SA (Banks) .............................    15,092,041
    160,100   Telecel - Comunicacados Pessoasis SA
                (Telecommunications) .............................    25,494,484
                                                                     -----------
                                                                      60,851,913
                                                                     -----------
              Singapore - 0.9%
  2,608,200   Natsteel Electronics Ltd.
                (Electrical Equipment) ...........................     7,122,189
  2,400,800   Overseas-Chinese Banking Corp. Ltd.
                (Banks) ..........................................    16,250,714
                                                                     -----------
                                                                      23,372,903
                                                                     -----------
              South Korea - 1.4%
    706,200   Kepco ADR ..........................................     8,959,913
    186,643   Samsung Electronics (Electronics) ..................    14,450,762
    404,069   Samsung Securities Co. (Securities Brokerage) ......    10,735,656
    504,600   Shinhan Bank (Banks) ...............................     4,091,907
                                                                     -----------
                                                                      38,238,238
                                                                     -----------
              Spain - 6.9%
  1,355,560   Argentaria SA (Banks) ..............................    32,576,677
  1,588,500   Banco Central Hispanoamericano(2) (Banks)...........    19,910,507
  1,274,832   Endesa SA (Utility) ................................    32,178,096
    704,891   Fomento de Construccione y Contratas, SA
                (Building and Construction) ......................    43,377,018
  1,216,673   Tabacalera SA A Shares (Tobacco) ...................    24,654,774
    699,822   Telefonica Compania d' Espana
                (Telecommunications) .............................    29,684,688
                                                                     -----------
                                                                     182,381,760
                                                                     -----------
              Sweden - 4.6%
    831,550   Atlas Copco AB A Shares(2) (Machinery) .............    22,550,851
  1,851,810   Castellum AB(2) (Real Estate) ......................    17,227,711
  1,816,920   Electrolux AB Series B(2)
                (Household Furnishings) ..........................    36,015,804
    558,900   Ericsson Lm B Shares (Telecommunications) ..........    13,593,579
  2,218,900   Skandinaviska Enskilda Banken A Shares(2)
                (Banks) ..........................................    27,118,989
    330,200   Svenska Cellulosa AB B Shares
                (Forest Products and Paper) ......................     7,167,785
                                                                     -----------
                                                                     123,674.719
                                                                     -----------
              Switzerland - 5.0%
     16,300   Compagnie Financiere Richemont
                (Tobacco) ........................................    27,091,413
     67,400   Credit Suisse Group (Banks) ........................    12,568,340
     85,250   Swisscom AG - Registered
                (Telecommunications) .............................    33,291,332


   Shares/
  Par Value                   Description                               Value
  ---------                   -----------                               -----

    104,000   UBS AG - Registered (Banks) ..............          $   32,673,468
     41,500   Zurich Allied Ltd. (Insurance) ...........              26,552,598
                                                                  --------------
                                                                     132,177,151
                                                                  --------------
              Thailand - 0.1%
  1,907,200   Thai Farmers Bank(2) (Banks) .............               3,858,570
                                                                  --------------
              United Kingdom - 16.1%
  1,084,200   Barclays PLC (Banks) .....................              31,521,535
  3,409,300   British Land Co. PLC (Real Estate) .......              29,361,882
  6,383,550   British Steel PLC (Iron and Steel) .......              12,932,731
  2,052,100   COLT Telecom Group PLC(1)
                (Telecommunications) ...................              36,174,739
  3,126,800   Compass Group PLC (Catering) .............              36,468,861
    849,500   Glaxo Wellcome PLC (Pharmaceuticals) .....              28,428,041
    285,800   Global Crossing Ltd.(1)
                (Telecommunications) ...................              13,218,250
    232,600   Global Telesystems Group, Inc.(2)
                (Telecommunications) ...................              13,011,063
  2,963,540   Marks & Spencer PLC (Retail) .............              19,351,452
  1,374,200   Orange PLC(1) (Telecommunications) .......              19,322,012
    969,300   Pearson PLC (Communication) ..............              22,234,969
  1,680,300   Peninsular & Orient Steam Navigation
                Co. (Transportation) ...................              24,548,200
  1,560,100   Railtrack Group PLC (Railroads) ..........              35,711,897
  1,918,272   Sema Group PLC(1) (Computer Services) ....              21,661,182
  5,843,350   Siebe PLC (Diversified) ..................              26,011,277
  3,896,200   Telewest Communications PLC(1)
                (Communication) ........................              16,982,016
  2,189,826   Vodafone Group PLC (Telecommunications) ..              40,900,368
                                                                  --------------
                                                                     427,840,475
                                                                  --------------
Total Common Stock
  (Cost $2,352,129,888) ................................           2,631,097,603
                                                                  --------------

              SHORT TERM INSTRUMENT
              MUTUAL FUND - 0.0%
     68,000   BT Institutional Cash Management Fund
                Mutual Fund
               (Cost $68,001) ..........................                  68,001
                                                                 --------------
Total Investments (Cost $2,352,197,889) .............   99.1%     $2,631,165,604
Other Assets in Excess of Liabilities ...............    0.9%         22,876,960
                                                       -----      --------------
Net Assets ..........................................  100.0%     $2,654,042,564
                                                       =====      ==============
------------------
(1) Non-Income Producing Security
(2) Securities on Loan

Industry Diversification (as a percentage of Net Assets):(unaudited)

Telecommunications .......          18.26%
Banks ....................          16.39%
Finance ..................           4.69%
Utility ..................           4.59%
Insurance ................           4.44%
Machinery ................           3.35%
Tobacco ..................           2.98%
Real Estate ..............           2.93%
Pharmaceuticals ..........           2.84%
Oil - International ......           2.60%
Engineering & Construction           2.31%
Retail - Food ............           2.29%
Autos & Trucks ...........           1.99%
Computer Services ........           1.98%
Transportation ...........           1.91%
Television ...............           1.85%
Building & Construction ..           1.82%
Electronics ..............           1.71%
Retail ...................           1.65%
Electrical Equipment .....           1.60%
Foods ....................           1.58%
Communication ............           1.48%
Catering .................           1.37%
Household Furnishings ....           1.36%
Railroads ................           1.35%
Materials - Foreign ......           1.24%
Chemical - Specialty .....           1.22%
Cosmetics & Toiletries ...           1.21%
Diversified ..............           1.18%
Other Industries(3) ......           4.97%
                                   ------
                                    99.14%
Cash & Cash Equivalents ..           0.86%
                                   ------
                                   100.00%
                                   ======

(3) No one industry represents more than 1.00% of the Portfolio.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio
Statement of Assets and Liabilities  March 31, 1999  (unaudited)
--------------------------------------------------------------------------------

Assets
   Investments, at Value:
      Common Stock (Cost $2,352,129,888) ............................   $2,631,097,603
      Short Term Instruments (Cost $68,001) .........................           68,001
                                                                        --------------
Total Investments, at Value .........................................    2,631,165,604
   Cash(1) ..........................................................       45,226,803
   Receivable for Securities Sold ...................................      108,940,549
   Collateral for Securities Loaned .................................      266,796,888
   Unrealized Appreciation on Forward Foreign Currency Contracts ....        3,931,397
   Dividends and Interest Receivable ................................        4,239,486
   Receivable for Foreign Taxes Withheld ............................        2,780,953
   Securities Lending Income Receivable .............................          125,246
                                                                        --------------
Total Assets ........................................................    3,063,206,926
                                                                        --------------
Liabilities
   Payable for Securities Purchased .................................      137,548,350
   Payable Under Security Loan Agreements ...........................      266,796,888
   Unrealized Appreciation on Forward Foreign Currency Contracts ....        3,237,287
   Due to Bankers Trust .............................................        1,559,075
   Accrued Expenses and Other .......................................           22,762
Total Liabilities ...................................................      409,164,362
                                                                        --------------
Net Assets ..........................................................   $2,654,042,564
                                                                        ==============
Composition of Net Assets
   Paid-in Capital ..................................................   $2,432,093,150
   Net Unrealized Appreciation on Investments, Foreign Currencies and
      Forward Foreign Currency Contracts ............................      221,949,414
                                                                        --------------
Net Assets ..........................................................   $2,654,042,564
                                                                        ==============

----------

(1) Includes foreign cash of $51,513,093 with a cost of $51,447,860.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statement of Operations For the six months ended March 31, 1999  (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Dividends (net for foreign withholding tax of $20,651) ..............................   $  11,096,165
   Interest ............................................................................         562,349
   Securities Lending Income ...........................................................         345,358
                                                                                           -------------
Total Investment Income ................................................................      12,003,872
Expenses
   Advisory Fees .......................................................................       7,595,478
   Administration and Service Fees .....................................................       1,752,803
   Professional Fees ...................................................................          17,252
   Trustees Fees .......................................................................           1,622
   Miscellaneous .......................................................................          15,096
                                                                                           -------------
   Total Expenses ......................................................................       9,382,251
   Less Expenses absorbed by Bankers Trust .............................................      (1,202,506)
                                                                                           -------------
     Net Expenses ......................................................................       8,179,745
                                                                                           -------------
Net Investment Income ..................................................................       3,824,127
                                                                                           -------------
Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currencies,
   Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Loss from:
     Investment Transactions ...........................................................      (8,498,977)
     Options Transactions ..............................................................      (5,019,494)
     Foreign Currency Transactions .....................................................        (656,436)
     Forward Foreign Currency Transactions .............................................     (16,787,197)
     Foreign Futures Transactions ......................................................     (30,617,052)
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currencies
     and Forward Foreign Currency Contracts ............................................     281,434,284
                                                                                           -------------
Net Realized and Unrealized Gain on Investments, Options, Foreign Currencies,
  Forward Foreign Currency and Foreign Futures Contracts ...............................     219,855,128
                                                                                           -------------
Net Increase in Net Assets from Operations .............................................   $ 223,679,255
                                                                                           =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                For the             For the
                                                                           six months ended        year ended
                                                                           March 31, 1999(1)   September 30, 1998
                                                                           -----------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ............................................      $     3,824,127       $    19,824,918
   Net Realized Loss from Investment, Option, Foreign Currency,
     Forward Foreign Currency and Foreign Futures Transactions ......          (61,579,156)          (57,508,505)
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currencies and Forward Foreign Currency Contracts ......          281,434,284          (106,649,538)
                                                                           ---------------       ---------------
Net Increase (Decrease) in Net Assets from Operations ...............          223,679,255          (144,333,125)
                                                                           ---------------       ---------------
Capital Transactions
   Proceeds from Capital Invested ...................................        1,637,752,297         2,330,783,580
   Value of Capital Withdrawn .......................................       (1,039,640,815)         (926,603,490)
                                                                           ---------------       ---------------
Net Increase in Net Assets from Capital Transactions ................          598,111,482         1,404,180,090
                                                                           ---------------       ---------------
Total Increase in Net Assets ........................................          821,790,737         1,259,846,965
Net Assets
   Beginning of Period ..............................................        1,832,251,827           572,404,862
                                                                           ---------------       ---------------
   End of Period ....................................................      $ 2,654,042,564       $ 1,832,251,827
                                                                           ===============       ===============

-----------
(1) Unaudited

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the International Equity Portfolio.


                                                                     For the years ended         For the period
                                             For the six                 September 30,           January 1, 1995     For the
                                             months ended     --------------------------------     to Sept. 30,     Year Ended
                                            March 31, 1999(3)      1998       1997        1996        1995(2)     Dec. 31, 1994
                                            -----------------      ----       ----        ----   ---------------  -------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)   $2,654,043      $1,832,252    $572,405    $164,813    $83,313      $56,042
   Ratios to Average Net Assets:
      Net Investment Income ...............         0.33%(1)        1.52%       1.35%       1.76%      2.39%(1)     1.69%
      Expenses ............................         0.70%(1)        0.66%       0.65%       0.65%      0.65%(1)     0.65%
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses
        by Bankers Trust ..................         0.10%(1)        0.15%       0.17%       0.20%      0.22%(1)     0.24%
   Portfolio Turnover Rate ................           44%             65%         63%         68%        21%          15%


------------
(1) Annualized

(2) On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

(3) Unaudited

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
Note 1--Organization and Significant Accounting Policies

A. Organization

The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements

The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions

The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts

Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

--------------------------------------------------------------------------------
International Equity Portfolio
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
J. Security Loans

The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

K. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio. Prior to August 13, 1998, Bankers Trust voluntarily waived and reimbursed expenses of the Portfolio to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio for the six months ended March 31, 1999 amounted to $2,847,623.

The Portfolio is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility (collectively the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the six months ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1999, were $1,644,260,755 and $971,404,243, respectively.

The tax basis of investments held at March 31, 1999 amounted to $2,351,950,807. The aggregate gross unrealized appreciation for all investments was $315,763,360 and the aggregate gross depreciation for all investments was $36,548,563.

--------------------------------------------------------------------------------
International Equity Portfolio
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
Note 4--Open Forward Foreign Currency Contracts
At March 31, 1999, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                              Net Unrealized
                                                                                               Appreciation
Contracts to Deliver                    In Exchange For      Settlement Date    Value (US$) (Depreciation) (US$)
----------------------------------------------------------------------------------------------------------------
Sales
----------------------------------------------------------------------------------------------------------------
Canadian Dollar       33,971,820     US Dollar 22,300,000       5/18/99         22,508,328        (208,328)
Swiss Franc           33,948,000     US Dollar 23,000,000       5/18/99         22,995,326           4,674
Euro Dollar            5,000,000     US Dollar  5,401,500        4/1/99          5,398,000           3,500
Euro Dollar           73,800,000     US Dollar 80,070,048        4/8/99         79,394,040         676,008
Euro Dollar           73,800,000     US Dollar 80,332,038        4/8/99         79,394,040         937,998
Euro Dollar           74,000,000     US Dollar 80,925,660        4/8/99         79,609,200       1,316,460
Japanese Yen       3,760,950,000     US Dollar 30,000,000        4/8/99         30,889,852        (889,852)
Japanese Yen       5,177,480,000     US Dollar 44,000,000       4/19/99         43,625,548         374,452
Swedish Krona        119,760,900     US Dollar 14,700,000       5/18/99         14,527,038         172,962
Singapore Dollar      29,690,679     US Dollar 17,255,000       5/10/99         17,240,973          14,027
South African Rand           285     US Dollar         46        4/1/99                 46              --
----------------------------------------------------------------------------------------------------------------
                                                                               Total Sales       2,401,901
----------------------------------------------------------------------------------------------------------------
Purchases
----------------------------------------------------------------------------------------------------------------
Canadian Dollar       33,971,820     US Dollar 22,576,238       5/18/99         22,508,328         (67,910)
Euro Dollar           73,800,000     US Dollar 81,465,237        4/8/99         79,394,040      (2,071,197)
Euro Dollar           74,000,000     US Dollar 79,568,500        4/8/99         79,609,200          40,700
Japanese Yen        3,670,950,00     US Dollar 30,584,878        4/8/99         30,889,852         304,974
Norwegian Krone      114,874,620     US Dollar 14,700,000       5/18/99         14,766,894          66,894
Swedish Krona         16,000,000     US Dollar  1,927,014        4/1/99          1,945,762          18,748
----------------------------------------------------------------------------------------------------------------
                                                                           Total Purchases      (1,707,791)
----------------------------------------------------------------------------------------------------------------
                                                                          Net Appreciation         694,110
----------------------------------------------------------------------------------------------------------------

Note 5--Lending of Portfolio Securities

The International Equity Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Portfolio are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% to the current market value of the loaned securities for both domestic and international, respectively.

      Market Value      Market Value   % of Portfolio
  of Loaned Securities  of Collateral      on Loan
    ----------------     ----------        -------
      $253,690,016      $266,796,888        1.05

Note 6--Foreign Securities

The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

Note 7--Subsequent Event

Subsequent to period end, the portfolio has entered into a $100,000,000 364-day senior unsecured committed revolving credit facility ("the facility") with two lenders. The borrowings shall bear interest at a rate based on the Federal Funds rate. A commitment fee is charged on the unused portion of the facility. The facility replaces the revolving credit facility described in footnote 2.

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

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019

                                     [LOGO]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-368-4031

This report must be preceded or accompanied by a current prospectus for the Fund.

Institutional International Equity Fund               Class I CUSIP #055924856
BT Institutional Funds                                Class II CUSIP #055924849
                                                      499/500 SA (3/99)

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101